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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (date of earliest event reported): April 14, 2004

                       PEOPLES EDUCATIONAL HOLDINGS, INC.
             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

2-86551C                                    41-1368898
(Commission File Number)                    (I.R.S. Employer Identification No.)

299 MARKET STREET
SADDLE BROOK, NJ                            07663
(Address of Principal Executive Offices)    (Zip Code)

Registrant's telephone number, including area code: (201) 712-0090




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ITEM 9.  REGULATION FD DISCLOSURE.

On April 14, 2004, the registrant commenced using a letter to stockholders in conjunction with its annual report for fiscal 2003. The full text of this stockholder letter is filed as Exhibit 99.1 to this Form 8-K. Such Exhibit shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                     PEOPLES EDUCATIONAL HOLDINGS, INC.
                                     (Registrant)

                                      By:  /s/ Brian T. Beckwith
                                         ---------------------------------
                                           Name:  Brian T. Beckwith
                                           Title: President and
                                                  Chief Executive Officer
Date: April 14, 2004


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EXHIBIT 99.1 - Letter to Stockholders


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